AZZ incorporated

ADVANCING WITH CONFIDENCE

AZZ LISTED NYSE

May 2011

2

 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of
 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects, “
 “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. In addition, certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ, including demand by the electrical power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the economic conditions of the various markets that AZZ serves, foreign and domestic, customer request delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management employees to implement AZZ’s growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2010 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov.
 You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.
Forward Looking Statement

3

 AZZ is a specialty electrical equipment
 manufacturer serving the global markets of
 power generation, transmission, distribution and
 industrial as well as a leading provider of hot dip
 galvanizing services to the steel fabrication
 market nationwide.
Company Overview

4
Total Company
Sales By Segment
43%
57%
57%
43%
Actual
FY2010
$357
(in millions)
Actual
FY2011
$381
(in millions)
Projected
FY2012
$425 to $450
(in millions)
60%
40%
Galvanizing
Electrical and Industrial

AZZ incorporated
ADVANCING WITH CONFIDENCE

Industrial
Transmission & Distribution
Power Generation
17%
49%
34%
18%
54%
28%
19%
54%
27%

5

Total Company
Sales By Market Segment
Actual
FY2010
$357
(in millions)
Actual
FY2011
$381
(in millions)
Projected
FY2012
$425 to $450
(in millions)

AZZ incorporated
ADVANCING WITH CONFIDENCE

GENERATION
TRANSMISSION
Fuel
Power Plant
Transformer
Power Lines
CUSTOMERS
DISTRIBUTION

6
Electrical and Industrial Products

ADVANCING WITH CONFIDENCE

Industrial
Transmission & Distribution
Power Generation
22%
30%
48%
24%
31%
45%
29%
22%
49%

7
Electrical and Industrial Products
Actual
FY2010
$203.5
(in millions)
Actual
FY2011
$163
(in millions)
Projected
FY2012
$170 to $185
(in millions)

AZZ incorporated
ADVANCING WITH CONFIDENCE

Fuel
Power Plant
GENERATION

8
Power Generation

AZZ incorporated
ADVANCING WITH CONFIDENCE

Transformer

TRANSMISSION

9
Power Transmission

AZZ incorporated
ADVANCING WITH CONFIDENCE

Power Lines
DISTRIBUTION

10
Power Distribution

ADVANCING
WITH CONFIDENCE

INDUSTRIAL / COMMERCIAL

11
Industrial / Commercial

AZZ incorporated

ADVANCING WITH CONFIDENCE

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$85
$78
$66
$60
$49
$46
$49
$53
$53
$52
$54
$60
$65
$65
$77
$83
$74
$92
$99
$101
$121
$145
$149
$147
$135
$142
$191
$195
$175
$150
$139
$132
$110
$111
$106
$102
$108
Feb-02
May-02
Aug-02
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11

12

Backlog
($ In Millions)

13

Backlog
($ In Millions)
	Fiscal 2010	1st Qtr 2011	2nd Qtr 2011	3rd Qtr 2011	4th Qtr 2011	Fiscal 2011
Beginning Backlog	$174.8	$109.9	$110.0	$106.4	$101.7	$109.9
Bookings	$292.1	$78.6	$95.0	$98.1	$107.4	379.1
Shipments	$357.0	$77.5	$99.6	$102.8	$100.7	$380.6
Ending Backlog	$109.9	$111.0	$106.4	$101.7	$108.4	$108.4
Book to Ship Ratio	82%	101%	95%	95%	107%	100%

Galvanizing Services

AZZ incorporated
ADVANCING WITH CONFIDENCE

TULSA, OK (2)
KANSAS CITY, MO
CANTON, OH
BENWOOD, WV
LOUISVILLE, KY
NASHVILLE, TN
ST. LOUIS, MO
HOUSTON, TX
HURST, TX
COMMERCE, CO

15
Application: “After-fabrication”
steel corrosion protection
Locations: 33 facilities in 17 states

AZZ incorporated
ADVANCING WITH CONFIDENCE

18%
30%
9%
32%
11%
Electrical & Telecommunications
OEM's
Industrial
Bridge & Highway
Petrochemical
10%
10%
30%
35%
15%

16

Galvanizing Services
Actual
FY2011
$218
(in millions)
Projected
FY2012
$255 to $265
(in millions)

AZZ incorporated
ADVANCING WITH CONFIDENCE

$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$320.2
$412.4
$357.0
$381.0
2008
2009
2010
2011
2012
Fiscal Year
Actual
Projected

17

Consolidated Net Sales
($ In Millions)
$425 to
$450

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.26
$3.43
$3.02
$2.77
2008
2009
2010
2011
2012
Fiscal year
Actual
Projected

18

Earnings Per Share
(Fully Diluted)
$2.70 to
$3.05

AZZ incorporated
ADVANCING WITH CONFIDENCE

Electrical and Industrial Products
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
16.3%
17.2%
20.0%
16.7%
14%
2008 2009 2010 2011 2012
Actual
Projected

Galvanizing Services
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
24.9%
28.5%
29.2%
26.1%
26%
2008 2009 2010 2011 2012
Actual
Projected

19

Operating Margins

AZZ incorporated
ADVANCING WITH CONFIDENCE

$95.0
$75.0
$55.0
$35.0
$15.0
($5.0)
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Fiscal Year
Cash Pro. By Oper.
Free Cash Flow
EBITDA

20

Cash Provided By Operations / EBITDA /
Free Cash Flow
($ In Millions)
Projected

AZZ incorporated
ADVANCING WITH CONFIDENCE

Total Bank Debt / Long Term Debt to Equity

($ In Millions)

Debt
Cash
Debt to Equity Ratio
$225.0
$200.0
$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
1.2
1
0.8
0.6
0.4
0.2
0
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

21

Projected Debt
Projected Debt to Equity Ratio
Projected Cash
Fiscal Year

AZZ incorporated
ADVANCING WITH CONFIDENCE

Capital Expenditures
Depreciation
Projected CE
Projected Depr.
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$9.9
$8.2
$20.0
$14.5
$12.0
$17.5
$16.4
$22.2
$23.0
2008
2009
2010
2011
2012

22

Capital Expenditures / Depreciation
($ In Millions)
$21.0

AZZ incorporated
ADVANCING WITH CONFIDENCE

Electrical and Industrial Products
30%
25%
20%
15%
10%
5%
0%
22%
26%
29%
29%
21.0%
2007
2008
2009
2010
2011

Galvanizing Services
50%
40%
30%
20%
10%
0%
49%
46%
50%
32%
27.0%
2007
2008
2009
2010
2011

23

Return On Assets

24

Investment Summary
• Strong Historical Performance
 • FY11 is the 24th consecutive year of profitability
 • 5 Yr CAGR - Revenues 15%, Net Income 35%, EPS 32%
 • Significant Operating Margins (above industry averages)

• Key Growth Drivers
 • Domestic & international demand for electrical power and energy
 • U.S. infrastructure investment

• Niche products and value added services with strong market share position

• Strong Management Team

• Successful acquisition track record and opportunities for further expansion and growth

• Strong balance sheet and cash flows
• Cash Dividend

May 2011